MUNDOVAL FUNDS

Supplement dated May 5, 2005

to the

Statement of Additional Information

Dated September 3, 2005

The table in the section of the Statement of Additional Information entitled Interested Trustees and Officers that provides information regarding each officer who is an  “interested person” of the Trust is deleted in its entirety and replaced with the following:

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Arthur Q. Johnson(2), Year of Birth: 1961	President, Secretary, Treasurer and Trustee	Indefinite Term, Since 2004	President of A.Q. Johnson & Co., Inc. (2002 – current), Principal of Brandes Investment Partners, L.P. (1986-2000).	1	None
Rise Suzanne Johnson(3) Year of Birth: 1962	Vice President	Indefinite Term, Since 2005	Homemaker	NA	None

(1) The address of each trustee and officer is c/o Mundoval Funds, 1150 Silverado St., #223, La Jolla, CA 92037.

(2) Arthur Q. Johnson is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

(3)Arthur Q. Johnson and Rise Suzanne Johnson are married.

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This supplement and the Statement of Additional Information dated September 3, 2004 provide the information a prospective investor ought to know before investing and should be retained for future reference.  The Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-800-595-2877.